AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:

February 2018

For the month of February 2018, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.56% and a net return of -0.60%. Its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate), reported a return of -0.95% for the month.

February gross relative performance: 0.39%

Performance for periods ended February 28, 2018 (Returns for periods exceeding one year are annualized)
	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	-1.68%	1.00%	1.53%	2.03%	4.15%
HIT Total Net Rate of Return	-1.75%	0.59%	1.11%	1.60%	3.71%
Barclays Capital Aggregate Bond Index	-2.09%	0.51%	1.14%	1.71%	3.60%
The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus.

Positive contributions to the HIT’s performance relative to the Barclays Aggregate included:

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The portfolio’s ongoing yield advantage over the Barclays Aggregate.

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Performance by Fannie Mae DUS securities in the HIT's portfolio. The longer duration DUS benchmark 10/9.5 structure spreads to Treasuries contracted by approximately by 0.5 basis points (bps). The HIT had 23.9% of its portfolio invested in single-asset fixed-rate DUS securities of various structures at the end of February. In addition, it had 5.8% invested in short-term adjustable floating rate DUS SARMs, which perform well in a rising interest rate environment. Neither of these types of DUS securities is represented in the Barclays Aggregate.

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Performance by corporate bonds, the worst performing major sector in the Barclays Aggregate, posting an excess return of -62 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 25.4% of the index as of February 28, 2018.

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The portfolio's slightly short relative duration as Treasury rates increased across the curve. Two-, 5-, 7-, 10- and 30-year rates rose by 11, 13, 15, 16, and 19 bps, respectively.

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Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the second worst performing major sector in the index, with an excess return of -10 bps. The HIT was underweight to this sector with a 17.8% allocation versus 28.2% in the Barclays Aggregate at the end of February. In addition, the HIT had an allocation of 5.3% to agency CMO floaters and agency hybrid ARMs, which typically outperform fixed rate RMBS in a rising rate environment.

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The portfolio's overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -5, -19, -61, and -68 bps, respectively. Over 96% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee, compared to approximately 71% for the Barclays Aggregate at the end of February.

AFL-CIO HOUSING INVESTMENT TRUST	February 2018 Performance Commentary

Negative impacts to the HIT’s performance included:

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Performance by FHA/Ginnie Mae loan certificates as spreads to Treasuries widened. Ginnie Mae construction/permanent loan certificate spreads widened by approximately 3 bps and permanent loan certificates widened by 2 bps.

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The portfolio's overweight to spread-based assets as short to intermediate maturity swap spreads widened, while 10-year swaps tightened slightly. Two- and 5- year spreads were 10 and 4 bps wider, respectively, while 7-year spreads were flat and 10-year spreads were 1 bp tighter. At the end of the month, 95.2% of the HIT's portfolio was invested in spread based assets (4.8% in cash/cash equivalents and Treasuries) compared to 63% spread assets in the Barclays Aggregate (37% in Treasuries).

February 2018 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.75%	0	6.07
Agencies	-0.52%	-9	4.32
Single family agency MBS (RMBS)	-0.66%	-10	5.25
Corporates	-1.62%	-62	7.43
Commercial MBS (CMBS)	-0.62%	-9	5.39
Asset-backed securities (ABS)	-0.27%	-20	2.12
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	01/31/18	2/28/18	Change
1 Month	1.375%	1.492%	0.117%
3 Month	1.455%	1.652%	0.197%
6 Month	1.648%	1.847%	0.199%
1 Year	1.882%	2.056%	0.175%
2 Year	2.141%	2.250%	0.109%
3 Year	2.283%	2.407%	0.123%
5 Year	2.514%	2.640%	0.126%
7 Year	2.648%	2.795%	0.147%
10 Year	2.705%	2.861%	0.156%
30 Year	2.935%	3.124%	0.189%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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AFL-CIO HOUSING INVESTMENT TRUST	February 2018 Performance Commentary

Portfolio Data as of February 28, 2018

Net Assets	$6,089,956,796
Portfolio Effective Duration	5.527 years
Portfolio Average Coupon	3.28%
Portfolio Current Yield[1]	3.29%
Portfolio Yield to Worst	3.32%
Convexity	0.067
Maturity	9.377 years
Average Price	99.74
Number of Holdings	1,001

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	23.10%
CMBS – Agency Multifamily*	66.22%
U.S. Treasury Notes/Bonds	2.90%
State Housing Permanent Bonds	4.93%
State Housing Construction Bonds	0.82%
Direct Construction Loan	0.09%
Cash & Short-Term Securities	1.93%
* Includes multifamily MBS (57.81%), multifamily Construction MBS (6.56%), and AAA Private-Label CMBS (1.85%).

Portfolio Duration Distribution, by Percentage in Each Category: 2

Cash	1.93%
0-0.99 years	15.08%
1-2.99 years	7.84%
3-3.99 years	11.66%
4-5.99 years	22.89%
6-7.99 years	20.42%
8-9.99 years	15.19%
10-14.99 years	3.52%
15-19.99 years	1.47%
Over 20 years	0.00%

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Percentages weighted by unfunded construction-related security purchase commitments.

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AFL-CIO HOUSING INVESTMENT TRUST	February 2018 Performance Commentary

Portfolio Data (continued)

Maturity Distribution (based on average life):

0 – 1 year	2.48%
1 – 2.99 years	7.43%
3 – 4.99 years	15.46%
5 – 6.99 years	31.21%
7 – 9.99 years	25.39%
10 – 19.99 years	11.43%
Greater than 20 years	2.60%

Quality Distribution:3

U.S. Government or Agency	91.66%
AAA	2.61%
AA	3.71%
A	0.00%
Not Rated	0.09%
Cash	1.93%

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com

Percentages weighted by unfunded construction-related security purchase commitments.

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